Exhibit 10.1

FIRST AMENDMENT TO LOAN AGREEMENT AND OTHER LOAN DOCUMENTS
Dated as of March 30, 2020
among

MANDALAY PROPCO, LLC and MGM GRAND PROPCO, LLC,
collectively, as Borrower
and
CITI REAL ESTATE FUNDING INC.,
BARCLAYS CAPITAL REAL ESTATE INC.,
DEUTSCHE BANK AG, NEW YORK BRANCH and
SOCIÉTÉ GÉNÉRALE FINANCIAL CORPORATION,
collectively, as Lender

FIRST AMENDMENT TO LOAN AGREEMENT AND OTHER LOAN DOCUMENTS
THIS FIRST AMENDMENT TO LOAN AGREEMENT AND OTHER LOAN DOCUMENTS, dated as of March 30, 2020 (this “Amendment”), is by and among CITI REAL ESTATE FUNDING INC., a New York corporation, having an address at 388-390 Greenwich Street, Tower Floor 8, New York, New York 10013 (together with its successors and/or assigns, “Citi”), BARCLAYS CAPITAL REAL ESTATE INC., a Delaware corporation, having an address at 745 Seventh Avenue, New York, New York 10019 (together with its successors and/or assigns, “Barclays”), DEUTSCHE BANK AG, NEW YORK BRANCH, a branch of Deutsche Bank AG, a German Bank, authorized by the New York Department of Financial Services, having an address at 60 Wall Street, 10th Floor, New York, New York 10005 (together with its successors, assigns and/or alternate branches, “DB”), SOCIÉTÉ GÉNÉRALE FINANCIAL CORPORATION, having an address at 245 Park Avenue, New York, New York 10167 (together with its successors and/or assigns, “SocGen” and, collectively with Citi, Barclays, DB and each of their respective successors and/or assigns, collectively, “Lender”), CITI REAL ESTATE FUNDING INC., having an address at 388-390 Greenwich Street, Tower Floor 8, New York, New York 10013, as agent for Lender (in such capacity, together with its successors and/or assigns, “Administrative Agent”) and MANDALAY PROPCO, LLC, a Delaware limited liability company (“Mandalay Bay Borrower”) and MGM GRAND PROPCO, LLC, a Delaware limited liability company (“MGM Grand Borrower”), each having its principal place of business at 1980 Festival Plaza Drive, Suite 750, Las Vegas, NV 89135 (each an “Individual Borrower” and collectively and/or individually, as the context may require, “Borrower”). All capitalized terms not defined herein shall have the respective meanings set forth in the Loan Agreement (as defined below).
W I T N E S S E T H:
WHEREAS, Lender has made a loan in the outstanding principal amount of Three Billion Dollars ($3,000,000,000) (the “Loan”) to Borrower pursuant to that certain Loan Agreement, dated as of February 14, 2020, by and among Borrower, Lender and Administrative Agent (the “Original Loan Agreement”), which Loan is evidenced by the Original Loan Agreement and the other Loan Documents (as defined in the Original Loan Agreement); and
WHEREAS, Borrower and Lender now desire to amend the Original Loan Agreement (the Original Loan Agreement, as amended by this Amendment, and as the same may be further amended, replaced, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”) and certain other Loan Documents, each as more specifically set forth herein.
NOW, THEREFORE, in consideration of the agreements set forth in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows.

A G R E E M E N T:
Section I.Modification to Original Loan Agreement.
(i)    Section 1.1 of the Original Loan Agreement is hereby amended to replace the definition of “Adjusted Interest Rate” in its entirety to read as follows:

““Adjusted Interest Rate” shall mean, with respect to each Note, a rate per annum equal to from and including the first day of the Interest Period commencing on the day after the Anticipated Repayment Date through and including the last day of the Interest Period relating to the Maturity Date, the sum of (i) two hundred basis points (2.00%) plus (ii) the greater of (A) the sum of (I) the ARD Treasury Note Rate in effect as of 1:00 p.m., New York City time, on the Anticipated Repayment Date (or, if such day is not a Business Day, the first Business Day immediately preceding the Anticipated Repayment Date), as determined by Lender plus (II) (x) with respect to Note A, 1.65% or (y) with respect to Note B, 1.65%, and (B) the applicable Initial Interest Rate for such Note.”
(ii)    Section 1.1 of the Original Loan Agreement is hereby amended to replace the definition of “Closing Date Debt Service Coverage Ratio” in its entirety to read as follows:

““Closing Date Debt Service Coverage Ratio” shall mean 4.97x.”
(iii)    Section 1.1 of the Original Loan Agreement is hereby amended to replace the definition of “Initial Interest Rate” in its entirety to read as follows:

““Initial Interest Rate” shall mean, (a) for the period commencing on (and including) the Closing Date and ending on (and including) March 29, 2020, with respect to each Note, 3.308%, and (b) commencing on (and including) March 30, 2020 and thereafter, (i) with respect to each Note A, the Note A Interest Rate; and (ii) with respect to each Note B, the Note B Interest Rate.”
(iv)    Section 1.1 of the Original Loan Agreement is hereby amended to replace the definition of “Note A Interest Rate” in its entirety to read as follows:

““Note A Interest Rate” means, with respect to each Note A, a rate equal to 3.438% per annum (or, when applicable pursuant to this Agreement or any other Loan Document, the Default Rate).”
(v)    Section 1.1 of the Original Loan Agreement is hereby amended to replace the definition of “Note B Interest Rate” in its entirety to read as follows:

““Note B Interest Rate” means, with respect to each Note B, a rate equal to 3.438% per annum (or, when applicable pursuant to this Agreement or any other Loan Document, the Default Rate).”

(vi)    The sample calculation of the Debt Service Coverage Ratio as shown on Exhibit C of the Original Loan Agreement is hereby replaced in its entirety with the sample calculation of the Debt Service Coverage Ratio attached hereto as Exhibit A.
Section II.    Amendment to Other Loan Documents. Each of the Loan Documents (other than the Loan Agreement) is hereby amended such that (i) each reference in any of the Loan Documents (other than the Loan Agreement) to the defined terms Adjusted Interest Rate, Closing Date Debt Service Coverage Ratio, Initial Interest Rate, Note A Interest Rate and Note B Interest Rate, which defined terms have been modified pursuant to this Amendment shall be deemed to be a reference to each such defined term as so modified, (ii) each reference in any of the Loan Documents to Exhibit C of the Loan Agreement, which has been modified pursuant to this Amendment, shall be deemed to be a reference to the exhibit as so modified, and (iii) each reference to the Loan Agreement shall mean the Original Loan Agreement, as modified pursuant to the terms of this Amendment.
Section III.    Reaffirmation of Guaranty. In connection with this Amendment, Guarantor hereby:
(a)    Consents to and acknowledges this Amendment and acknowledges and agrees that this Amendment shall not impair, reduce or adversely affect the nature of the obligations of Guarantor under the Guaranty.
(b)    Warrants and represents that there are no defenses, offsets or counterclaims with respect to its obligations under the Guaranty.
(c)    Acknowledges that the Guaranty and the obligations of Guarantor contained in the Guaranty are continuing and in full force and effect.
(d)    Hereby reaffirms the Guaranty and its obligations thereunder, and acknowledges that this reaffirmation of the Guaranty is for the benefit of Lender.
Section IV.    Reaffirmation of Environmental Indemnity. In connection with this Amendment, Borrower hereby:
(a)    Consents to and acknowledges this Amendment and acknowledges and agrees that this Amendment shall not impair, reduce or adversely affect the nature of the obligations of Borrower under the Environmental Indemnity.
(b)    Warrants and represents that there are no defenses, offsets or counterclaims with respect to its obligations under the Environmental Indemnity.
(c)    Acknowledges that the Environmental Indemnity and the obligations of Borrower contained in the Environmental Indemnity are continuing and in full force and effect.

(d)    Hereby reaffirms the Environmental Indemnity and its obligations thereunder, and acknowledges that this reaffirmation of the Environmental Indemnity is for the benefit of Lender.
Section V.    No Offset. Borrower hereby waives all offsets, defenses and claims it may have against Lender that accrued on or before the date hereof.
Section VI.    No Waiver. The execution, delivery and effectiveness of this Amendment shall not, except to the extent expressly provided herein, operate as a waiver of any right, power or remedy of any of Lender, Borrower, any other Loan Party or Guarantor under the Loan Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Loan Agreement or any of the other Loan Documents by any of the parties hereto.
Section VII.    No Presumption Against Party Drafting Amendment. Should any provision of this Amendment require judicial interpretation, it is agreed that a court interpreting or construing the same shall not apply a presumption that the terms hereof shall be more strictly construed against any party by reason of the rule of construction that a document is to be construed more strictly against the party who itself or through its agent prepared or drafted the same, it being agreed that all parties to this Amendment participated in the preparation hereof.
Section VIII.    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.
Section IX.    Ratification. Borrower and Lender hereby ratify and confirm the Loan Agreement, as modified hereby. Except as modified and amended by this Amendment, the Loan, the Loan Agreement and the other Loan Documents and the respective obligations of Lender and Borrower thereunder shall be and remain unmodified and in full force and effect.
Section X.    No Further Modification. No further modification, amendment, extension, discharge, termination or waiver hereof shall be effective unless the same shall be in a writing signed by the party against whom enforcement is sought, and then such waiver or consent shall be effective only in the specific instance, and for the purpose, for which given.
Section XI.    Governing Law. This Amendment shall be construed and enforced in accordance with the laws of the State of New York. If any provision hereof is not enforceable, the remaining provisions of this Amendment shall be enforced in accordance with their terms.
Section XII.    Counterparts; Electronic Signatures. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or in a .PDF via email shall be effective as delivery of a manually executed counterpart of this Amendment.
Section XIII.    References to Loan Agreement. All references in the Loan Documents to the Loan Agreement shall mean the Loan Agreement as hereby modified herein.

Section XIV.    Entire Agreement. This Amendment constitutes the entire agreement between Borrower and Lender with respect to subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.
Section XV.    Incorporation of Recitals; Defined Terms. The recitals hereto are hereby incorporated into this Amendment as if fully set forth herein. All capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Loan Agreement.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized representatives, all as of the day and year first above written.

BORROWER:

MANDALAY PROPCO, LLC
MGM GRAND PROPCO, LLC,
each a Delaware limited liability company

By: ______________________________
Name: Qahir Madhany
Title: Authorized Signatory

[Signature Page to First Amendment to Loan Agreement and Other Loan Documents]

LENDER:

CITI REAL ESTATE FUNDING INC.

By: ______________________________
Name: Harry Kramer
Title: Vice President

[Signature Page to First Amendment to Loan Agreement and Other Loan Documents]

BARCLAYS CAPITAL REAL ESTATE INC.

By: ______________________________
Name: Sabrina J. Khabie
Title: Authorized Signatory

[Signature Page to First Amendment to Loan Agreement and Other Loan Documents]

DEUTSCHE BANK AG, NEW YORK BRANCH

By: ______________________________
Name: STEPHEN H CHOE
Title: MANAGING DIRECTOR

By: ______________________________
Name: EUGENE KIM
Title: DIRECTOR

[Signature Page to First Amendment to Loan Agreement and Other Loan Documents]

SOCIÉTÉ GÉNÉRALE FINANCIAL CORPORATION

By: ______________________________
Name: Kevin Kelley
Title: Vice President

[Signature Page to First Amendment to Loan Agreement and Other Loan Documents]

<u>ADMINISTRATIVE AGENT</u>:

CITI REAL ESTATE FUNDING INC.

By: ______________________________
Name: Harry Kramer
Title: Vice President

[Signature Page to First Amendment to Loan Agreement and Other Loan Documents]

The undersigned hereby acknowledges and consents to Section III of this First Amendment to Loan Agreement and Other Loan Documents.

GUARANTOR:

BREIT OPERATING PARTNERSHIP L.P.,
a Delaware limited partnership

By: Blackstone Real Estate Income Trust, Inc.,
a Maryland corporation, its general partner

By: ______________________________
Name: Jacob Werner
Title: Authorized Person

[Signature Page to First Amendment to Loan Agreement and Other Loan Documents]

MGM GROWTH PROPERTIES OPERATING PARTNERSHIP LP, a Delaware limited partnership

By: MGM Growth Properties OP GP LLC, a Delaware limited liability company, its general partner

By: ______________________________
Name: Andy Chien
Title: Chief Financial Officer and Treasurer

[Signature Page to First Amendment to Loan Agreement and Other Loan Documents]

EXHIBIT A

Sample Debt Service Coverage Ratio Calculation